Exhibit 99.1

Aimfinity Investment Corp. I Announces Clarification Regarding Redemption Procedures for the Shareholder Meeting

Wilmington, DE, Oct. 22, 2025 (GLOBE NEWSWIRE) -- Aimfinity Investment Corp. I (the “Company” or “AIMA”) (OTC: AIMTF), a special purpose acquisition company incorporated as a Cayman Islands exempted company, today announced that, in connection with its extraordinary general meeting of shareholders to be organized on October 27, 2025 (the “Meeting”), the Company has provided the following Q&A regarding redemptions in connection with the Meeting:

Q: What if you reverse or withdraw your previous redemption request in connection with the Docter Business Combination in order to redeem your shares in connection with this Extraordinary Meeting and we complete the Docter Business Combination prior to the Extraordinary Meeting or we do not hold the Extraordinary Meeting?

A: As provided elsewhere in the proxy statement, if you have elected to redeem your shares in connection with the Business Combination EGM previously but wish to redeem your shares now in connection with the Extraordinary Meeting/Charter Amendment Proposal, you need to reverse or withdraw your redemption request previously submitted to the Company, and elect to redeem your shares in connection with this Extraordinary Meeting.

However, there is no assurance that we will hold the Extraordinary Meeting and implement the Proposals, if, for example, we consummate the Docter Business Combination prior to the Extraordinary Meeting.

Therefore, depending on the timing and sequence of the events:

●	If we consummate the Docter Business Combination prior to this Extraordinary Meeting, the Extraordinary Meeting and the Proposals will not be implemented:

o	Any redemption request originally submitted in connection with the Docter Business Combination will automatically be redeemed in connection with the consummation of the Docter Business Combination. Even if you have reversed or withdrawn such request in order to redeem in connection with this Extraordinary Meeting, your redemption request tendered in connection with the Docter Business Combination will still be processed.

o	Any public shares not originally tendered for redemptions in connection with the Docter Business Combination will not be redeemed, and will be cancelled and exchanged into such PubCo Ordinary Shares as contemplated under the Business Combination Agreement.

●	If we do not consummate the Docter Business Combination prior to this Extraordinary Meeting and do not hold the Extraordinary Meeting and implement the Proposals on or before October 28, 2025, we will (1) cease all operations, except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares; (3) as promptly as reasonably possible following such redemption and subject to the approval of AIMA’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to AIMA’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

●	If the Extraordinary Meeting is organized and the Proposals are implemented on or before October 28, 2025, irrespective of when or whether the Docter Business Combination is consummated:

o	Any redemption request submitted in connection with this Extraordinary Meeting (including any redemption requests submitted after reversal/withdrawal of previous redemptions tendered in connection with the Docter Business Combination) will be effectuated and executed following the Extraordinary Meeting and adoption of the Charter Amendment.

o	Any redemption requests originally submitted in connection with the Docter Business Combination and not reversed or withdrawn in connection with this Extraordinary Meeting will remain outstanding, pending the consummation of the Docter Business Combination.

o	Any public shares not tendered for redemptions in connection with the Docter Business Combination or in connection with this Extraordinary Meeting will not be redeemed, and will be cancelled and exchanged into such PubCo Ordinary Shares if we complete the Docter Business Combination, or redeemed if we cannot complete a business combination timely and cease all operations.

The Company is working with the parties to qualify for Nasdaq listing and cannot predict at this time when it expects the Docter Business Combination will be consummated, if at all. The Company will announce the proposed date of closing in a press release at least 2 business days before the Docter Business Combination will be consummated.

The Company will extend the deadline for the Company’s public shareholders to deliver their redemption requests or reversals from Thursday, October 23, 2025, 5:00 p.m. Eastern Time to Monday, October 27, 2025, 11:00 a.m. Eastern Time.

There is no change to the location, the purpose or any of the proposals to be acted upon at the Extraordinary Meeting. The physical location of the Extraordinary Meeting remains at 3F., No. 25, Gongyuan Rd., Pingtung City, Pingtung County, Taiwan (R.O.C.), and virtually via teleconference, for which you must register in advance at: https://forms.cloud.microsoft/r/pMLPzcu46r.

The Record Date for determining the Company shareholders entitled to receive notice of and to vote at the Meeting remains the close of business on September 29, 2025. Shareholders as of the Record Date who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders who have not yet done so are encouraged to vote as soon as possible.

For further information, you may refer to the current report on Form 8-K to be filed by the Company with the Securities and Exchange Commission (the “SEC”) on or around October 22, 2025.

If you have questions regarding the certification of your position or delivery of your shares, please contact:

Vstock Transfer LLC
18 Lafayette Place
Woodmere, NY 11598
Attn: Action Team

Shareholders who have questions regarding the Meeting or the impact on the votes casted, or would like to request documents may contact the Company’s proxy solicitor, Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the adjournment, the date of the Meeting and the extension of the deadline to deliver a redemption request. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On December 11, 2024, the Company filed the proxy statement on Schedule 14-A (“Proxy Statement”) with the SEC in connection with its solicitation of proxies for the Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of the Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or contact proxy solicitor:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

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